UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 31, 2005

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2005, Dollar Thrifty Automotive Group, Inc. (the “Company”), a Delaware corporation, entered into agreements with certain named executive officers by accepting their enrollment into the Company’s 2006 Deferred Compensation Plan (the “Deferred Compensation Plan”). The 2006 Deferred Compensation Plan Employee Enrollment Form (the “Deferred Compensation Plan Enrollment Form”) specifies the election of the executive officers to participate in the Deferred Compensation Plan, the percentage or specific dollar amount of their salary to defer, the benefit payment elected and an election concerning change of control with respect to the Company. The foregoing description of each Deferred Compensation Plan Enrollment Form is qualified in its entirety by reference to each Deferred Compensation Plan Enrollment Form, copies of which are attached hereto as Exhibit 10.87 through Exhibit 10.91 and are incorporated herein by reference.

Also, on December 31, 2005, the Company entered into agreements with certain named executive officers by accepting their enrollment into the Company’s 2006 Retirement Plan (the “Retirement Plan”). The 2006 Retirement Plan Employee Enrollment Form (the “Retirement Plan Enrollment Form”) specifies the election of the executive officers to participate in the Retirement Plan, the benefit payment elected and an election concerning change of control with respect to the Company. The foregoing description of each Retirement Plan Enrollment Form is qualified in its entirety by reference to each Retirement Plan Enrollment Form, copies of which are attached hereto as Exhibit 10.92 through Exhibit 10.96 and are incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.87	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.88	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between Don Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.89	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between Steve Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.90	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.91	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

10.92	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.93	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between Don Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.94	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between Steve Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.95	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.96	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

January 5, 2006	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.87	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.88	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between Don Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.89	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between Steve Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.90	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.91	Deferred Compensation Plan Employee Enrollment Form -- Salary dated December 31, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

10.92	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.93	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between Don Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.94	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between Steve Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.95	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.96	2006 Retirement Plan Employee Enrollment Form -- Retirement Contribution dated December 31, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

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